Supplement dated March 17, 2023

To the Prospectuses Dated:

May 1, 2019	WRL Freedom AttainerSM	May 1, 2009	WRL FreedomSM Variable Annuity

May 1, 2008	WRL Freedom BellwetherSM

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

WRL SERIES ANNUITY ACCOUNT

This Supplement updates certain information in the above referenced prospectuses (the “Prospectuses”). You should read this Supplement in conjunction with the applicable Prospectus and retain it for future reference. Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. Any terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectuses.

I. Notice of Portfolio Substitution

On or about May 1, 2023 (the “Substitution Date”), in accordance with applicable law, shares of the Existing Fund listed below will be substituted for shares of the Replacement Fund.

Existing Fund (Share Class) Adviser/Sub-Adviser	Replacement Fund (Share Class) Adviser/Sub-Adviser
Transamerica Morgan Stanley Capital Growth VP (Initial Class) Transamerica Asset Management, Inc./ Morgan Stanley Investment Management Inc.	Transamerica WMC US Growth VP (Initial Class) Transamerica Asset Management, Inc./ Wellington Management Company LLP

The Existing Fund currently serves as an underlying fund portfolio for a variable investment option and will remain available for investment until the Substitution Date. To the extent that the Replacement Fund is not currently available as an investment option under your contract, the Replacement Fund will be added as an investment option on or before the Substitution Date.

The substitution will take place at no cost to you and will have no tax consequences to you.

You do not need to take any action.

On the Substitution Date, the Existing Fund will be substituted for the Replacement Fund at relative net asset value, and any remaining policy value you have invested in the Existing Fund will be transferred to the Replacement Fund. Your policy value will not change as a result of the substitution.

Beginning on the Substitution Date, the Existing Fund will no longer be available for investment, and we will automatically direct any contributions, automated transfer features such as a Rebalancing program or Dollar Cost Averaging program, or other transactions using the Existing Fund to the Replacement Fund.

At any time prior to the Substitution Date, you may transfer policy value out of the Existing Fund and such transfer or transfers will not incur a transfer fee and will not count against the number of free transfers you are permitted. For 30 days following the Substitution Date, you may transfer policy value out of the Replacement Fund, and such transfer or transfers will not incur a transfer fee and will not count against the number of free transfers you are permitted. From the date of this Supplement until 30 days after the Substitution Date, we will not exercise any reserved contractual rights to impose fees or restrictions on transfers involving the Existing Fund (before the Substitution Date) or the Replacement Fund (after the Substitution Date), other than with respect to market timing.

The Funds may not be available on all contracts. For the investment options currently available to you, please check your Prospectus or contact our Administrative Office referenced in the Prospectuses.

II. Changes to the Prospectus and/or the Portfolio Companies Available Under the Policy

Effective as of the Substitution Date, the information in the Prospectus and/or the Appendix - Portfolio Companies Available Under the Policy, as applicable, is revised to reflect the removal of all references to and information regarding the Existing Fund and, as applicable, the addition of the following Replacement Fund information:

Investment Objective	Portfolio Company/Underlying Fund Portfolio and Adviser/Subadviser	Current Expenses	Platform Charges	Average Annual Total Returns (as of 12/31/2021)
				1 Year	5 Year	10 Year
Seeks to maximize long-term growth.	Transamerica WMC US Growth VP – Initial Class/Sub-Adviser: Wellington Management Company LLP	0.64%	0.00%	20.67%	24.60%	18.58%

More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time. You can also request this information at no cost by calling our Administrative Office at (800)525-6205.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.